UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2022

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-13222	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 S Main St Mansfield, Pennsylvania	16933
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (570) 662-0444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously disclosed, on February 15, 2022, the Board of Directors of Citizens Financial Services, Inc. (the “Company”) appointed Janie Hilfiger to the Company’s Board of Directors. On April 19, 2022 the Board of Directors appointed Ms. Hilfiger to the Executive Committee, the Audit and Examination Committee and the Governance and Nominating Committee of the Board of Directors.
Item 5.07.                          Submission of Matters to a Vote of Security Holders.
On April 19, 2022, the Company held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders considered the following proposals: (i) to elect one Class 3 director and four Class 2 directors; and (ii) to ratify the appointment of S.R. Snodgrass, P.C., Certified Public Accountants, as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The proposals are described in detail in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed with the SEC on March 10, 2022. The final results for the votes regarding each proposal are set forth below.

Election of Class 3 Director

The following person was duly elected as a Class 3 director, for a one-year term:
Janie M. Hilfiger
For	1,761,951
Withheld	247,981
Broker Non-Votes	608,514

Election of Class 2 Directors

The following persons were duly elected as Class 2 directors, each for a three-year term:
	Thomas E. Freeman	Christopher W. Kunes	David Z. Richards, Jr.	Alletta M. Schadler
For	1,776,521	1,762,299	1,760,540	1,786,659
Withheld	233,411	247,633	249,392	223,273
Broker Non-Votes	608,514	608,514	608,514	608,514

Ratification of S.R. Snodgrass, P.C., as the Company’s Independent Registered Public Accounting Firm
At the Annual Meeting, the Company’s shareholders ratified the appointment of S.R. Snodgrass, P.C., as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The table below sets forth the voting results for this proposal:
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,592,275	17,554	8,617	⸻

Item 7.01.                          Regulation FD Disclosure.
On April 19, 2022, Randall E. Black, the Company’s President and Chief Executive Officer, conducted a presentation at the Annual Meeting. A copy of the presentation is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 8.01.                          Other Events.
On April 22, 2022, the Company issued a press release related to the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
Item 9.01.                          Financial Statements and Exhibits
(d)            Exhibits
Exhibit Number	Description
99.1	Annual Meeting Presentation, dated April 19, 2022
99.2	Press Release, dated April 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

Date: April 22, 2022	By:	/s/ Stephen J. Guillaume
Stephen J. Guillaume
Chief Financial Officer